Dreyfus
Institutional Short
Term Treasury Fund
ANNUAL REPORT
September 30, 1999

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                             8   Statement of Assets and Liabilities

                             9   Statement of Operations

                            10   Statement of Changes in Net Assets

                            11   Financial Highlights

                            13   Notes to Financial Statements

                            18   Report of Independent Auditors

                            19   Important Tax Information

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus Institutional
                                                       Short Term Treasury Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Institutional Short Term Treasury Fund, covering the 12-month period from October 1, 1998 through September 30, 1999. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with Gerald E. Thunelius, the fund's portfolio manager and a member of the Dreyfus Taxable Fixed Income Team.

The past 12 months have been highly volatile for most bonds. Although U.S. Treasury securities began the reporting period in the wake of a rally caused primarily by a "flight to quality" amid the spread of the global financial crisis in overseas markets, most higher yielding sectors of the bond market had declined sharply. The Federal Reserve Board responded to the global financial crisis last fall by reducing short-term interest rates. Their strategy apparently was effective, and the U.S. economy remained strong through the remainder of the reporting period.

Because inflation is more likely to rise in a strong economy, the bond market overall -- including U.S. Treasury securities -- declined during the first nine months of 1999. To help forestall a rise of inflation, the Federal Reserve Board raised short-term interest rates twice during the summer of 1999, effectively reversing most of last fall's interest-rate cuts. Higher interest rates led to some erosion of bond prices, especially among the higher yielding market sectors. In this environment, however, the yields of many higher yielding bonds -- including corporate bonds and U.S. government agency securities -- have recently been quite attractive compared to the yields of U.S. Treasury securities of comparable maturity.

We appreciate your confidence over the past year, and we look forward to your continued participation in Dreyfus Institutional Short Term Treasury Fund.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 15, 1999




DISCUSSION OF FUND PERFORMANCE

Gerald E. Thunelius, Portfolio Manager

Dreyfus Taxable Fixed Income Team

How did Dreyfus Institutional Short Term Treasury Fund perform relative to its benchmark?

For the 12-month period ended September 30, 1999, the fund produced a total return of 2.92% for Institutional shares and 2.68% for Investor shares.(1) This compares with a 3.23% return provided by the fund's benchmark, the Merrill Lynch U.S. Treasury 1-3 Years Index, for the same period.(2)

We attribute the fund's performance to the fact that we did not fully participate in the bond rally that occurred last fall, when the yield on the two-year Treasury note dropped to 4.15% . In addition, because this is a conservative fund and we were anticipating adverse interest-rate moves during much of the 12-month period, we maintained a shorter average duration than the benchmark for most of the 12 months. However, with two-year Treasury notes currently yielding close to 5.75% , we have begun extending duration on the portfolio to take advantage of attractive yields.

What is the fund's investment approach?

The fund seeks to provide a high level of current income with minimum fluctuation of principal. To pursue this goal, the fund purchases only U.S. Treasury securities, and may enter into repurchase agreements collateralized by such securities. To help minimize fluctuations of principal, the fund will limit the remaining maturities of the U.S. Treasury securities it purchases to three years or less and its repurchase agreements to those that mature the next business day. The portfolio's dollar-weighted average maturity will not exceed two years. Normally the fund targets a 1.5 year duration.

When selecting individual U.S. Treasury securities for the fund, we examine U.S. and global economic conditions and other market factors to determine the likely direction of long- and short-term interest rates. We then adjust the portfolio's average duration -- a measure of sensitivity to changing interest rates -- in an attempt to lock in prevailing yields if interest rates are falling, or to make cash available for the purchase of higher yielding securities if interest rates are rising.

                                                                       The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

At the beginning of the fund's 12-month reporting period, the global equity markets were in the midst of a crisis that created a "flight to quality" in which many investors flocked to the safety provided by U.S. Treasury securities. In an effort to stimulate global economic growth, the Federal Reserve Board reduced short-term interest rates by a total of 75 basis points in three separate moves in October and November, 1998. However, by the end of the year and into the first quarter of 1999, many analysts were surprised to see signs that the Asian economies were beginning to recover. As a result, investors became concerned that the Federal Reserve Board might take back some of last fall's interest-rate cuts.

Toward the end of the second quarter, many global economies appeared to be recovering. Commodity prices, particularly oil prices, began to climb, indicating that many emerging market countries were using raw materials to revitalize their industrial growth. The rise in commodity prices signaled the end of the "flight to quality" for U.S. bond market investors, and investors became more comfortable holding riskier assets. As a result, prices on U.S. Treasury bonds began to fall.

By the end of the third quarter, commodity prices began to level off and the U.S. Treasury market stabilized. Because of a stronger global economy and potential inflationary pressures, the Federal Reserve Board raised short-term interest rates twice during the summer. An additional rate hike was expected in November, which would effectively offset all of last fall's rate cuts.

What is the fund's current strategy?

The fund has tried to emphasize a very nimble, liquid strategy. The markets have gyrated wildly as investors tried to guess the Fed's next moves. Under normal circumstances, the fund maintains an average duration within 10 percent of its benchmark. As of October 31, 1999, we are at the upper end of that range. However, there were times during the past year when the fund's average duration was much shorter. A shorter duration protected the fund earlier in the year when the Fed first began to indicate that interest-rate increases might be forthcoming.

We have continued to remain vigilant, adapting quickly to the changing bond market environment. We expect this strategy to continue to enable us to provide investors with a competitive level of income, liquidity and preservation of capital.

October 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: BLOOMBERG L.P. --THE MERRILL LYNCH U.S. TREASURY 1-3 YEARS INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK INCLUDING ALL U.S. TREASURY NOTES AND BONDS WITH MATURITIES GREATER THAN OR EQUAL TO ONE YEAR AND LESS THAN THREE YEARS. BILLS, STRIPS, AND INDEX-LINKED BONDS ARE EXCLUDED.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000,000 investment in Dreyfus Institutional
Short Term Treasury Fund Institutional shares and Investor shares and the
Merrill Lynch Governments, U.S. Treasury, Short-Term (1-3 Years) Index
--------------------------------------------------------------------------------

Average Annual Total Returns AS OF 9/30/99

                                          Inception                                                From

                                            Date             1 Year            5 Years           Inception
-----------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL                             10/29/93             2.92%            6.22%              5.73%

INVESTOR                                  10/29/93             2.68%            5.96%              5.56%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* SOURCE: MERRILL LYNCH, PIERCE, FENNER AND SMITH INC.

THE ABOVE GRAPH COMPARES A $10,000,000 INVESTMENT MADE IN EACH OF THE INSTITUTIONAL SHARES AND INVESTOR SHARES OF DREYFUS INSTITUTIONAL SHORT TERM TREASURY FUND ON 10/29/93 (INCEPTION DATE) TO A $10,000,000 INVESTMENT MADE IN THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX ON THAT DATE. FOR COMPARATIVE PURPOSES, THE VALUE OF THE INDEX ON 10/31/93 IS USED AS THE BEGINNING VALUE ON 10/29/93. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND INVESTS EXCLUSIVELY IN U.S. TREASURY SECURITIES AND REPURCHASE AGREEMENTS IN RESPECT THEREOF. THE FUND'S PORTFOLIO OF U.S. TREASURY SECURITIES WILL, UNDER NORMAL CIRCUMSTANCES, GENERALLY HAVE A DOLLAR-WEIGHTED AVERAGE MATURITY NOT TO EXCEED TWO YEARS. THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT FEES AND EXPENSES. UNLIKE THE FUND, THE MERRILL LYNCH GOVERNMENTS, U.S. TREASURY, SHORT-TERM (1-3 YEARS) INDEX IS AN UNMANAGED PERFORMANCE BENCHMARK FOR TREASURY SECURITIES WITH MATURITIES OF 1-3 YEARS; ISSUES IN THE INDEX MUST HAVE PAR AMOUNTS OUTSTANDING GREATER THAN OR EQUAL TO $1 BILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.





STATEMENT OF INVESTMENTS

September 30, 1999

                                                                                              Principal
BONDS AND NOTES--83.3%                                                                       Amount ($)   Value ($)
--------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY NOTES--74.0%

   5.25%, 5/31/2001                                                                           2,000,000   1,988,540

   5.5%, 7/31/2001                                                                            6,000,000   5,987,100

   5.5%, 8/31/2001                                                                           13,000,000  12,971,270

   6%, 7/31/2002                                                                              1,000,000   1,007,640

   6.5%, 5/31/2002                                                                            2,000,000   2,037,840

   7.5%, 5/15/2002                                                                           10,000,000  10,429,200

                                                                                                         34,421,590

U.S. TREASURY PRINCIPAL STRIPS--9.3%

   Zero Coupon, 5/15/2002                                                                     5,000,000   4,312,600

TOTAL BONDS AND NOTES

   (cost $38,871,295)                                                                                    38,734,190

SHORT-TERM INVESTMENTS--15.1%
--------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENTS--2.6%

UBS Securities, 5.22%

  dated 9/30/1999, due 10/1/1999

  in the amount of $1,200,174

  (fully collateralized by $1,199,000 U.S. Treasury Notes,

   7.75%, 1/31/2000, value $1,239,882)                                                        1,200,000  1,200,000

U.S. TREASURY BILLS--12.5%

   4.92%, 1/27/2000                                                                           5,920,000  5,828,595

TOTAL SHORT-TERM INVESTMENTS

   (cost $7,024,530)                                                                                     7,028,595

TOTAL INVESTMENTS (cost $45,895,825)                                                             98.4%  45,762,785

CASH AND RECEIVABLES (NET)                                                                        1.6%     740,219

NET ASSETS                                                                                      100.0%  46,503,004

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                        The Fund


STATEMENT OF ASSETS AND LIABILITIES

September 30, 1999

                                                             Cost        Value
------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(b)                               45,895,825  45,762,785

Cash                                                                   237,290

Interest receivable                                                    489,245

Receivable for shares of Beneficial Interest subscribed                 33,700

                                                                    46,523,020

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            7,923

Due to Distributor                                                       2,993

Payable for shares of Beneficial Interest redeemed                       9,100

                                                                        20,016

NET ASSETS ($)                                                      46,503,004

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     50,052,485

Accumulated net realized gain (loss) on investments                 (3,416,441)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                             (133,040)

NET ASSETS ($)                                                      46,503,004
==============================================================================
NET ASSET VALUE PER SHARE

                                         Institutional Shares  Investor Shares
--------------------------------------------------------------------------------

Net Assets ($)                                     31,860,331       14,642,673

Shares Outstanding                                 16,225,286        7,414,722

NET ASSET VALUE PER SHARE ($)                                1.96        1.97

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended September 30, 1999

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,620,654

EXPENSES:

Management fee--Note 3(a)                                              129,405

Distribution fees (Investor Shares)--Note 3(b)                          29,668

Loan commitment fees--Note 2                                               370

TOTAL EXPENSES                                                         159,443

INVESTMENT INCOME--NET                                               3,461,211

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4 ($):

Net realized gain (loss) on investments                               (605,246)

Net unrealized appreciation (depreciation) on investments           (1,016,374)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              (1,621,620)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,839,591

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF CHANGES IN NET ASSETS

                                                    Year Ended September 30,
                                                --------------------------------

                                                     1999              1998
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          3,461,211         7,314,056

Net realized gain (loss) on investments          (605,246)          735,426

Net unrealized appreciation (depreciation)
   on investments                              (1,016,374)          740,452

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    1,839,591         8,789,934

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Institutional Shares                           (2,848,674)       (5,910,338)

Investor Shares                                  (612,537)       (1,403,718)

TOTAL DIVIDENDS                                (3,461,211)       (7,314,056)

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Institutional Shares                           11,174,934        21,307,797

Investor Shares                                10,873,127        25,627,049

Dividends reinvested:

Institutional Shares                            1,537,269         3,831,233

Investor Shares                                   474,861         1,145,340

Cost of shares redeemed:

Institutional Shares                          (44,681,614)      (79,327,433)

Investor Shares                                (6,713,129)      (51,998,655)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS           (27,334,552)      (79,414,669)

TOTAL INCREASE (DECREASE) IN NET ASSETS       (28,956,172)      (77,938,791)

NET ASSETS ($):

Beginning of Period                            75,459,176       153,397,967

END OF PERIOD                                  46,503,004        75,459,176

CAPITAL SHARE TRANSACTIONS:

INSTITUTIONAL SHARES

Shares sold                                     5,642,770       10,748,506

Shares issued for dividends reinvested            775,200        1,932,106

Shares redeemed                               (22,600,748)     (39,942,147)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING (16,182,778)     (27,261,535)

INVESTOR SHARES

Shares sold                                     5,446,533       12,870,169

Shares issued for dividends reinvested            238,378          574,808

Shares redeemed                                (3,357,193)     (26,074,097)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,327,718      (12,629,120)

SEE NOTES TO FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. Certain information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                  Year Ended September 30,
                                                                 ---------------------------------------------------------

INSTITUTIONAL SHARES                                             1999       1998       1997(a)        1996       1995
-------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             2.01       1.98      1.98           1.99        1.96

Investment Operations:

Investment income--net                                            .11        .12       .12            .13         .13

Net realized and unrealized gain (loss)
   on investments                                                (.05)       .03        --           (.01)        .03

Total from Investment Operations                                  .06        .15       .12            .12         .16

Distributions:

Dividends from investment income--net                            (.11)      (.12)     (.12)          (.13)       (.13)

Net asset value, end of period                                   1.96       2.01      1.98           1.98        1.99

TOTAL RETURN (%)                                                 2.92       7.56      6.23           6.03        8.45

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .20        .20       .20            .20         .20

Ratio of net investment income
   to average net assets                                         5.39       5.81      6.04           6.40        6.48

Portfolio Turnover Rate                                        823.06     756.50    952.81         694.24    1,926.32

Net Assets, end of period ($x1,000)                            31,860     65,163  118,102         170,290     160,748

(a)  EFFECTIVE FEBRUARY 2, 1997, CLASS A SHARES WERE REDESIGNATED AS INSTITUTIONAL SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                         The Fund


FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                   Year Ended September 30,
                                                                 -----------------------------------------------------------

INVESTOR SHARES                                                  1999      1998      1997(a)         1996          1995
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             2.02      1.99      1.99           2.00          1.97

Investment Operations:

Investment income--net                                            .10       .11       .12            .12           .13

Net realized and unrealized gain (loss)
   on investments                                                (.05)      .03        --           (.01)          .03

Total from Investment Operations                                  .05       .14       .12            .11           .16

Distributions:

Dividends from investment income--net                           (.10)      (.11)     (.12)          (.12)         (.13)

Net asset value, end of period                                  1.97       2.02      1.99           1.99          2.00

TOTAL RETURN (%)                                                2.68       7.30      5.97           5.76          8.17

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                          .45        .45       .45            .45           .45

Ratio of net investment income
   to average net assets                                        5.16       5.57      5.83           6.13          6.35

Portfolio Turnover Rate                                       823.06     756.50    952.81         694.24      1,926.32

Net Assets, end of period ($x1,000)                           14,643     10,296    35,296         24,490         5,964

(a)  EFFECTIVE FEBRUARY 2, 1997, CLASS B SHARES WERE REDESIGNATED AS INVESTOR SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.



NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus Institutional Short Term Treasury Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with a high level of current income with minimum fluctuation of principal value. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").

Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Institutional Shares and Investor Shares. Investor Shares are subject to a Service Plan adopted pursuant to Rule 12b-1 under the Act. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values

                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Under the terms of the custody agreement, the Manager receives net earnings credits based on available cash balances left on deposit.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the fund's Manager, subject to the seller's agreement to repurchase and the fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.


(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $2,370,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to September 30, 1999. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $266,000 of the carryover expires in fiscal 2003, $49,000 expires in fiscal 2004 and $2,055,000 expires in fiscal 2005.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 1999, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .20 of 1% of the value of the fund's average daily net assets and is payable monthly.

Unless the Manager gives the fund's investors 90 days notice to the contrary, the Manager, and not the fund, will be liable for fund expenses, exclusive of taxes, brokerage, interest on borrowings, commitment fees and extraordinary expenses, other than the following
                                                                      The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

expenses, which will be borne by the fund: the management fee, and with respect to the fund's Investor Shares, Rule 12b-1 Service Plan expenses.

The Manager compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.

The Manager compensates Mellon under a custody agreement for providing custodial services for the fund.

(b) Under the Investor Shares Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the fund (a) reimburses the Distributor for distributing the fund's Investor Shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the fund's Investor Shares and for providing certain services relating to Investor Shares shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts ("Servicing"), at an aggregate annual rate of .25 of 1% of the value of the average daily net assets of Investor Shares. Both the Distributor and Dreyfus may pay one or more Service Agents (a securities dealer, financial institution or other industry professional) a fee in respect of the fund's Investor Shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. During the period ended September 30, 1999, the fund was charged $29,668 for Investor Shares pursuant to the Plan.

(c) Each trustee receives an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 1999, amounted to $466,248,284 and $500,457,210, respectively.

At September 30, 1999, accumulated net unrealized depreciation on investments was $133,040, consisting of $10,924 gross unrealized appreciation and $143,964 gross unrealized depreciation.

At September 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees
Dreyfus Institutional Short Term Treasury Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Institutional Short Term Treasury Fund, including the statement of investments, as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of September 30, 1999 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Institutional Short Term Treasury Fund at September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

Ernst & Young LLP
(signature logo)

New York, New York

November 1, 1999



IMPORTANT TAX INFORMATION (Unaudited)

For State individual income tax purposes, the fund hereby designates 94.79% of the ordinary income dividends paid during its fiscal year ended September 30, 1999 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

                                                                       The Fund

NOTES





                                                           For More Information

                        Dreyfus
                        Institutional Short Term
                        Treasury Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Mellon Bank, N.A.
                        One Mellon Bank Center
                        Pittsburgh, PA 15258

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9671
                        Providence, RI 02940

                        Distributor

                        Premier Mutual Fund Services, Inc.
                        60 State Street
                        Boston, MA 02109

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 1999 Dreyfus Service Corporation                               680/721AR999